Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE SPECIAL MID CAP VALUE FUND

(formerly the Wells Fargo Advantage Mid Cap Disciplined Fund)

Supplement dated September 7, 2010, to the Prospectus dated March 1, 2010, as previously supplemented as the case may be.

Administrator Class

This supplement contains important information about the Fund and share class listed above.

I.              Effective July 19, 2010, the following information replaces the table entitled “Annual Fund Operating Expenses” and the example of expenses table in the section entitled “Fees and Expenses” for the Special Mid Cap Value Fund starting on page 15 of the Prospectus:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Administrator Class
Management Fees	0.74%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.45%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.20%
Fee Waivers	0.05%
Total Annual Fund Operating Expenses After Fee Waiver [1]	1.15%

1 Funds Management has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding brokerage commissions, interest, taxes, extraordinary expenses, and the expenses of any money market fund or other fund held by the Fund, do not exceed 1.14% for Administrator Class. After this time, the Total Annual Fund Operating Expenses After Fee Waiver may be increased or the commitment to maintain the same may be terminated only with the approval of the Board of Trustees.

Administrator Class
If you sell your shares at the end of the period:
1 Year	$117
3 Years	$365
5 Years	$644
10 Years	$1,441
If you do not sell your shares at the end of the period:
1 Year	$117
3 Years	$365
5 Years	$644
10 Years	$1,441

SCAM090/P203SP2